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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
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
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                         MASSMUTUAL CORPORATE INVESTORS
                        Springfield, Massachusetts 01115



                                     [LOGO]



                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT



                                      TIME
                             FRIDAY, APRIL 11, 2003
                                  AT 2:00 P.M.



                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

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Please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
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
                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts

Dear Shareholder:

     The 2003 Annual Meeting of Shareholders will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 2:00 p.m., Eastern Time, on Friday, April 11, 2003. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you find you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to elect one Trustee and to re-elect two Trustees, ratify the selection of Deloitte & Touche LLP as auditors, and approve the existing Investment Services Contract dated July 1, 1988, with David L. Babson & Company Inc.

     The Trustees recommend that shareholders elect the nominated Trustees, ratify the selection of Deloitte & Touche LLP, and approve the continuance of the contract with David L. Babson & Company Inc.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                  Sincerely,


                  /s/ Stuart H. Reese

                  Stuart H. Reese
                  CHAIRMAN

                         MASSMUTUAL CORPORATE INVESTORS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF
MASSMUTUAL CORPORATE INVESTORS:

     The Annual Meeting of Shareholders of MASSMUTUAL CORPORATE INVESTORS (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 2:00 p.m., Eastern Time, for the following purposes:

     (1) To elect Robert E. Joyal for a one-year term as Trustee, and to re-elect Stuart H. Reese and Martin T. Hart as Trustees for three-year terms, and until their successors are duly elected and qualified;

     (2) To ratify the selection of Deloitte & Touche LLP as auditors of the Trust for the fiscal year ending December 31, 2003;

     (3) To approve the Trust's existing Investment Services Contract with David
L. Babson & Company Inc. dated July 1, 1988 and last submitted to a vote of the Trust's shareholders on April 19, 2002 for ratification; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of the Trust at the close of business on February 11, 2003, are entitled to vote at the meeting or any adjournment thereof.

                  By order of the
                  Board of Trustees,

                  /s/ Stephen L. Kuhn

                  Stephen L. Kuhn
                  VICE PRESIDENT AND SECRETARY


Springfield, Massachusetts
February 28, 2003

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MASSMUTUAL CORPORATE INVESTORS (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (the "Insurance Company"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 2:00 p.m., Eastern time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     Holders of common shares of the Trust ("shares") of record at the close of business on February 11, 2003 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 8,836,464 shares outstanding on the record date. To the best knowledge of the Trust, the only beneficial owner of more than 5% of the outstanding shares of the Trust is the Insurance Company. The Insurance Company may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2007 (the "Note") issued by the Trust. The Insurance Company, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Trust, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about February 28, 2003, to shareholders of record on February 11, 2003, the record date. The Trust's principal business office is

1500 Main Street, Suite 1100, Springfield, Massachusetts 01115.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the three nominees for Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees. Under the Trust's Declaration of Trust a majority of the shares voted is required to ratify the selection of independent accountants.

     To the extent that a vote is legally required, an affirmative "majority vote" of the Trust's shares is required to approve the Trust's existing Investment Services Contract dated July 1, 1988 (the "Contract") with David L. Babson & Company Inc. ("Babson"). An affirmative "majority vote" means either
(1) the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a majority of the outstanding shares of the Trust, whichever is less.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the continuance of the Contract, abstentions or broker non-votes have the effect of a negative vote. With respect to the election of

Trustees and the ratification of the selection of an independent accountant, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2003, 2004 and 2005. The terms of Stuart H. Reese, Richard G. Dooley and Martin T. Hart expire this year. Mr. Dooley, who is 73, will be retiring from the Board. Mr. Reese and Mr. Hart have been nominated for re-election for three-year terms. Mr. Robert E. Joyal has been nominated for a one-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES AND NOMINEES FOR TRUSTEE AND OFFICERS OF THE
TRUST

     Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust, age, year of election as trustee, year that his or her term ends, principal occupation during the past five years, certain other directorships held by them, and certain other information required to be disclosed in this proxy statement. Also, set forth below after the name of each Officer is his or her position with the Trust, principal occupation or employment for the past five years and date upon which his or her position began.


     [PLEASE REFER TO THE TABLE ON THE NEXT PAGE]


SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     The tables on page 18 display information concerning beneficial ownership, as of December 31, 2002, of the Trust's shares by each Trustee and nominee for Trustee, and by the Trust's Trustees, nominees for Trustee and executive officers as a group.

                               INTERESTED TRUSTEES




NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

STUART H. REESE**  (47)    Executive Vice President and Chief Investment Officer (since 1999) of the     1999/2003***         41
                           Insurance Company; Director and CEO (since 2000) and President (2000-2001)
MassMutual Life Ins. Co.   of Babson; Chief Executive Director (1997-1999), Senior Vice President
1295 State Street          (1993-1997) of the Insurance Company; President (1993-1999), Chairman and
Springfield, MA 01111      Trustee (1999), MML Series Investment Fund; Director (since 1995),
                           MassMutual Corporate Value Partners Limited (investment company); President
TRUSTEE                    (1994-1999), Chairman and Trustee (1999), MassMutual Institutional Funds;
CHAIRMAN (since 1999)      Director (since 1993), MML Baystate Life Insurance Company; Advisory Board    ***NOMINEE FOR
PRESIDENT (1993-1999)      Member (since 1995), Kirtland Capital Partners (investment partnership);       A THREE-YEAR
                           Advisory Board Member (since 1996), MassMutual High Yield Partners II LLC          TERM.
NOMINEE FOR RE-ELECTION    (investment partnership); Director (since 1996), CM Assurance Company;
                           Director (since 1996), CM Benefit
------------------------------------------------------------------------------------------------------------------------------------

------------------------   ---------------------------------------------------------------------------   --------------   ----------

                           Insurance Company; Director (since 1996), CM Life Insurance Company;
                           Director (since 1996), CM International, Inc; Chairman (since 1999) and
                           Director (since 1996), Antares Capital Corporation (high yield bank loans);
                           Director (since 1996), Charter Oak Capital Management, Inc.; Director
                           (since 1996), State House I Corporation; President (since 1998),
                           MassMutual/Darby CBO LLC (investment company); Director (since 1999), MLDP
                           Holdings; Chairman (since 2000), Cornerstone Real Estate Advisers Inc.;
                           Trustee, Chairman (since 1999), and President (1993-1999), MassMutual
                           Participation Investors (closed-end investment company advised by Babson).





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
** Mr. Reese is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust, an executive officer of the Insurance Company and a Director and CEO of Babson.


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

ROBERT E. JOYAL** (58)     President (since 2001) and Managing Director (2000-2001) of Babson;            2003-2004***         2
                           Executive Director (1997-1999), Vice President and Managing Director
MassMutual Corporate       (1987-1997) of the Insurance Company; Director (since 1996), Antares
Investors                  Capital Corporation (high yield bank loans); Director (since 1999),           ***NOMINEE FOR
1500 Main Street           MassMutual Corporate Value Partners Limited (investment company); Advisory    ONE-YEAR TERM.
Suite 1100                 Board Member (since 1996), MassMutual High Yield Partners II LLC
Springfield, MA 01115      (investment company); President (since 1999) MassMutual Corporate Investors
                           (closed-end investment company advised by Babson); President (since 1999),
                           MassMutual Participation Investors (closed-end investment company advised
NOMINEE FOR TRUSTEE        by Babson).

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
**Mr. Joyal is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as President of the Trust and President of Babson.

                              INDEPENDENT TRUSTEES


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

DONALD E. BENSON  (72)     Executive Vice President and Director (since 1992), Marquette Financial         1986/2004          2
                           Companies (financial services); Partner (since 1996), Benson Family Limited
MassMutual Corporate       Partnership No. 1 and Benson Family Limited Partnership No. 2 (investment
Investors                  partnerships); Partner (since 1987), Benson, Pinckney, Oates Partnership
1500 Main Street           (building partnership); Director (since 1997), National Mercantile Bancorp
Suite 1100                 (bank holding company) and Mercantile National Bank; Director, Mesaba
Springfield, MA  01115     Holdings, Inc. (commuter airline); Trustee (since 1988), MassMutual
                           Participation Investors (closed-end investment company advised by Babson.)

TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

DONALD GLICKMAN  (69)      Chairman (since 1992), Donald Glickman and Company, Inc. (investment            1992/2004          2
                           banking); Director (1988-2000), CalTex Industries, Inc. (manufacturer of
MassMutual Corporate       windows); Director (since 1984), Monro Muffler Brake, Inc. (automobile
Investors                  repair service); Director (since 1998), MSC Software, Inc.; Chairman (since
1500 Main Street           1998), Elgar Electronics (manufacturer of electronic power supplies);
Suite 1100                 Director (since 2002), Racal Instrument Group (manufacturer of electronic
Springfield, MA  01115     test equipment); Director (since 2002), OAOT, Inc. (ITC Services); Director
                           (since 1999) SDI, Inc. (manufacturer of airbag initiations); Partner (since
TRUSTEE                    1992), J.F. Lehman & Co. (private investments); Trustee (since 1992),
                           MassMutual Participation Investors (closed-end investment company advised by Babson).

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


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

MARTIN T. HART   (67)      Private Investor; President and Director (1983-2000), H Corporation;           1991/2003***        2
                           Partner (1986-2000), Consolidated Nursery Properties (wholesale nursery and
MassMutual Corporate       garden center); Director (since 1997), T Netiks (communications company);     ***NOMINEE FOR
Investors                  Director (since 1999), ValueClick Inc. (internet advertising company);        RE-ELECTION FOR
1500 Main Street           Director (since 2002), Spectranetics (medical device company); Trustee        A THREE-YEAR
Suite 1100                 (since 1991), MassMutual Participation Investors. (closed-end investment
Springfield, MA            company advised by Babson).
01115

TRUSTEE

NOMINEE FOR
RE-ELCTION
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


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------

STEVEN A. KANDARIAN (50)   Executive Director (since 2001), Pension Benefit Guaranty Corp., (a Federal      2002/2005         13
                           pension agency); Managing Director (1993-2001), Orion Partners, L.P. (a
1500 Main Street           private equity fund); Trustee (since 2002), The DLB Fund Group (open-end
Suite 1100                 investment company advised by Babson); Trustee (since 2002), MassMutual
Springfield, MA            Participation Investors (a closed-end investment company advised by
01115                      Babson).

TRUSTEE

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JACK A. LAUGHERY (68)      Chairman (1997-1998), President and Partner (since 1996), Laughery               1996/2005          2
                           Investments; Chairman (1997-1998), Papa John's New England (food service);
MassMutual Corporate       Director (since 1993), Papa John's International (food service companies);
Investors                  Director (since 1994), Houston Pizza Venture LLC (pizza restaurant);
1500 Main Street           Partner (since 1987), Coastal Lodging (hotels); Part Owner (since 1998),
Suite 1100                 Rocky Mount Harley Davidson; Partner (since 1996), Papa John's Iowa;
Springfield, MA            Director (since 2001), Papa John's United (food service); Trustee (since
01115                      1996), MassMutual Participation Investors (closed-end investment company advised by Babson).
TRUSTEE
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


NAME (AGE)                 PRINCIPAL OCCUPATION                                                                           NUMBER OF
ADDRESS                    DURING THE PAST FIVE YEARS/                                                   SERVICE BEGAN/   PORTFOLIOS
POSITION WITH THE FUND     OTHER DIRECTORSHIPS HELD                                                      TERM ENDS        OVERSEEN
------------------------   ---------------------------------------------------------------------------   --------------   ----------
CORINE T. NORGAARD (65)    Dean (since 1996), Barney School of Business and Public Administration,         1998/2005          2
                           University of Hartford; Director (since 1997), The Advest Bank; Trustee
MassMutual Corporate       (since 1993), Aetna Series Fund (investment company); Director (since
Investors                  1992), Aetna Variable Series Fund; Trustee (since 1998), MassMutual
1500 Main Street           Participation Investors (a closed-end investment company advised by
Suite 1100                 Babson).
Springfield, MA 01115

TRUSTEE

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

                              OFFICERS OF THE TRUST



NAME (AGE)
ADDRESS                                                PRINCIPAL OCCUPATION(S)                             POSITION HELD
POSITION WITH THE FUND                               DURING THE PAST FIVE YEARS                           SINCE THIS DATE
------------------------   ---------------------------------------------------------------------------   -----------------

ROBERT E. JOYAL (58)       President (since 2001) and Managing Director (2000-2001) of Babson.;                 1999
                           Executive Director (1997-1999), Vice President and Managing Director
MassMutual Corporate       (1987-1997) of the Insurance Company; Director (since 1996), Antares
Investors                  Leverage Capital Corp.; Director (since 1999), MassMutual Corporate Value
1500 Main Street           Partners Limited ; Advisory Board Member (since 1996), MassMutual High
Suite 1100                 Yield Partners II LLC; President (since 1999), MassMutual Corporate
Springfield, MA 01115      Investors; President (since 1999), MassMutual Participation Investors.

PRESIDENT

--------------------------------------------------------------------------------------------------------------------------


NAME (AGE)
ADDRESS                                                PRINCIPAL OCCUPATION(S)                             POSITION HELD
POSITION WITH THE FUND                               DURING THE PAST FIVE YEARS                           SINCE THIS DATE
------------------------   ---------------------------------------------------------------------------   -----------------

CLIFFORD M. NOREEN (45)    Vice President (since 1993) of the Trust; Managing Director (since 2000) of          1993
                           Babson; Managing Director (1996-1999); Vice President (1995-1996) of the
MassMutual Corporate       Insurance Company; Vice President (since 1993), MassMutual Participation
Investors                  Investors.
1500 Main Street
Suite 1100
Springfield, MA  01115

VICE PRESIDENT



--------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL (38)     Vice President (since 2002) of the Trust; Managing Director (since 2000) of          2002
                           Babson; Managing Director (1993-2000) of the Insurance Company; Vice
MassMutual Corporate       President (since 2002), MassMutual Participation Investors.
Investors
1500 Main Street
Suite 1100
Springfield, MA  01115


VICE PRESIDENT
--------------------------------------------------------------------------------------------------------------------------


NAME (AGE)
ADDRESS                                                PRINCIPAL OCCUPATION(S)                             POSITION HELD
POSITION WITH THE FUND                               DURING THE PAST FIVE YEARS                           SINCE THIS DATE
------------------------   ---------------------------------------------------------------------------   -----------------

STEPHEN L. KUHN (56)       Vice President (since 1989) and Secretary (since 1980) of the Trust;            Vice President
                           General Counsel and Clerk (since 2000) of Babson; Senior Vice President          (since 1989)
MassMutual Corporate       and Deputy General Counsel (since 1999), Vice President and Deputy
Investors                  General Counsel (1998-1999), Vice President and Associate General Counsel         Secretary
1500 Main Street           (1992-1998) of the Insurance Company; Vice President and Secretary (since        (since 1980)
Suite 1100                 1988) of MassMutual Participation Investors.
Springfield, MA  01115

VICE PRESIDENT AND SECRETARY


--------------------------------------------------------------------------------------------------------------------------
CHARLES C. MCCOBB, JR.(59)  Chief Financial Officer (since 1998) and Vice President (since 1997) of        Vice-President
                            the Trust; Managing Director (since 2000) of Babson; Managing Director          (since 1997)
MassMutual Corporate        (1997-1999) of the Insurance Company; Managing Director and Vice President
Investors                   (1994-1997) Citicorp, Inc. (banking); Chief Financial Officer (since 1998),    Chief Financial
1500 Main Street            and Vice-President (since 1997), MassMutual Participation Investors.               Officer
Suite 1100                                                                                                  (since 1998)
Springfield, MA  01115

VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------------------------------------------------


NAME (AGE)
ADDRESS                                                PRINCIPAL OCCUPATION(S)                             POSITION HELD
POSITION WITH THE FUND                               DURING THE PAST FIVE YEARS                           SINCE THIS DATE
------------------------   ---------------------------------------------------------------------------   -----------------

MARK B. ACKERMAN (37)      Treasurer (since 1998), Comptroller (1997-1998) and Associate Treasurer              1998
                           (1995-1998) of the Trust; Managing Director (since 2000) of Babson;
MassMutual Corporate       Investment Director (1994-1999) of the Insurance Company; Treasurer (since
Investors                  1998), Comptroller (1997-1998), and Associate Treasurer (1995-1998),
1500 Main Street           MassMutual Participation Investors.
Suite 1100
Springfield, MA  01115

TREASURER



--------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (35)   Comptroller (since 2001) of the Trust; Director (since 2000) of Babson;              2001
                           Associate Director (since 1997) of MassMutual; Comptroller (since 2001),
MassMutual Corporate       MassMutual Participation Investors.
Investors
1500 Main Street
Suite 1100
Springfield, MA  01115

COMPTROLLER
--------------------------------------------------------------------------------------------------------------------------

                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                               DECEMBER 31, 2002*

NAME  OF                          SHARES                     PERCENTAGE OF
INDIVIDUAL                     BENEFICIALLY                  OUTSTANDING
OR GROUP                          OWNED*                     SHARES OWNED
--------                          ------                     ------------
D. Benson                          2,500                           **
R. Dooley                          8,400                           **
D. Glickman                        9,600                           **
M. Hart                           17,800                         0.20%
R. Joyal                           3,093                           **
S. Kandarian                        None                           **
J. Laughery                        4,834                           **
C. Norgaard                          492                           **
S. Reese                          16,543                         0.19%

All Trustees, Nominees
and Executive Officers
as a Group                        70,894                         0.80%



                  DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND
                              NOMINEES FOR TRUSTEE*

NAME  OF                       DOLLAR RANGE            AGGREGATE DOLLAR RANGE
NOMINEE/                         OF SHARES            OF SHARES IN THE FAMILY
TRUSTEE                        IN THE FUND***           INVESTMENT COMPANIES
-------                        --------------           --------------------
D. Benson                      $50,001-$100,000             Over $100,000
R. Dooley                      Over $100,000                Over $100,000
D. Glickman                    Over $100,000                Over $100,000
M. Hart                        Over $100,000                Over $100,000
R. Joyal                       $50,001-$100,000             Over $100,000
S. Kandarian                   $0                           $0
J. Laughery                    $50,001-$100,000             Over $100,000
C. Norgaard                    $10,001-$50,000              $10,001-$50,000
S. Reese                       Over $100,000                Over $100,000

------------
*This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and officer. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Fractional shares are not reported.
**Less than one-tenth of one percent not listed.
***Market Value as of January 23, 2003.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee composed exclusively of Trustees who are not "interested persons" of the Trust, which operates pursuant to a written Charter appearing on page 38 of this proxy as Appendix A. Its present members are Messrs. Benson and Hart, and Ms. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Audit Committee reviews the independence of the Trust's independent accountants and the Trust's financial statements and operation. The Committee also recommends to the Board of Trustees the engagement of the Trust's independent auditors, and reviews with the auditors the plan and scope of their audit for each year, the results of the audit when completed and their fees for services performed. The Audit Committee also supervises investigations into matters relating to audit function. During the twelve months ended December 31, 2002, the Audit Committee held three meetings, one of which was by telephone.

     The Trust also has a Joint Transactions Committee, made up of the independent Trustees, that reviews certain investment transactions. This Committee acts primarily by written consent, and 15 consents were executed by Committee members, approving 15 investments during the past fiscal year. The Committee met informally four times during the year in conjunction with the quarterly meetings of the full Board.

     In addition, the Trust has a Nominating Committee whose members are also the independent Trustees. The Nominating Committee is responsible for nominating independent Trustees. The Nominating Committee may consider nominations submitted by the Trust's shareholders at its discretion. This Committee met once during fiscal year 2002.

     During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference). All Trustees attended at least 80% of all of the meetings of the Board of Trustees.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

     Pursuant to the Contract, Babson paid the compensation and expenses of the Trust's officers and employees and of all Trustees of the Trust who were officers or employees of Babson, with the exception of Mr. Reese and Mr. Dooley, whose compensation and expenses were paid by the Insurance Company. Thus, during its fiscal year ended December 31, 2002, the Trust did not pay any compensation to any of its officers or employees or to any of its Trustees who also were officers or employees of Babson or the Insurance Company. Mr. Kandarian, who is the executive director of a U.S. Government agency, does not receive any compensation for his services as a Trustee other than out-of-pocket expenses incurred to attend meetings. Babson will pay the compensation of and expenses of the Trust's officers and employees and all Trustees of the Trust who are officers or employees of Babson. The Insurance Company will pay the compensation of and expenses of the Trust's officers and employees and all Trustees of the Trust who are officers or employees of the Insurance Company.

     Trustees who are not officers or employees of the Insurance Company or Babson receive fees of $2,000 for each Trustees' meeting which they attend and annual Trustees' fees of $12,000. No fees are paid for Trustees' meetings conducted by telephone conference call or by written consent. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone. The fees were increased by the Board of Trustees on October 19, 2001, effective as of January 1, 2002. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their travel expenses paid by the Trust during the fiscal year ended December 31, 2002 was approximately $111,704.

     The following table discloses the compensation paid to the Trust's independent Trustees for the fiscal year ended December 31, 2002. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company managed by Babson. (Both funds collectively referred to as the "Fund Family").
                                                                TOTAL
                                AGGREGATE                    COMPENSATION
   NAME OF                     COMPENSATION                    FROM FUND
   TRUSTEE                    FROM THE TRUST                    FAMILY
   -------                    --------------                    ------
Donald E. Benson                 $24,000                        $41,000
Milton Cooper                      8,000                         13,500
Donald Glickman                   21,000                         35,000
Martin T. Hart                    22,000                         37,750
Jack A. Laughery                  21,000                         35,000
Corine T. Norgaard                24,000                         41,000


              (2) RATIFICATION OR REJECTION OF APPROVAL OF AUDITORS

     Upon the recommendation of the Audit Committee, the Trust's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP to act as auditors for the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has assured the Trust that they are independent public accountants and have no direct or material indirect interest in the Trust.

     Shareholder approval of the Trust's auditors is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of the auditors will require the affirmative "majority vote" of the shareholders.

     A representative of Deloitte & Touche LLP is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with Management and Deloitte & Touche LLP, the Trust's independent public accountants;

     o Discussed with Deloitte & Touche LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

     o Received the written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

     The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the Trust and for the non-audit services provided to Babson, and Babson's parent, the Insurance Company. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2002 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2002, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange. The Audit Committee and the Board have also recommended reappointment of Deloitte & Touche LLP as the Trust's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Donald E. Benson, Audit Committee Chair
Martin T. Hart, Audit Committee Member
Corine T. Norgaard, Audit Committee Member

The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

AUDIT COMMITTEE MEMBERS

     The Audit Committee is comprised of Donald E. Benson, Martin T. Hart and Corine T. Norgaard.

FEES PAID TO INDEPENDENT AUDITORS

                            FEES BILLED TO THE TRUST

                       DECEMBER 31, 2002               DECEMBER 31, 2001

Audit Fees                   $36,000                         $26,500
Audit-Related Fees                 0                               0
Tax Fees                       7,400                           7,400
All Other Fees                     0                               0
                             -------                         -------
Total Fees                   $43,400                         $33,900
                             =======                         =======

NON-AUDIT FEES BILLED TO BABSON AND THE INSURANCE COMPANY

                           DECEMBER 31, 2002                DECEMBER 31, 2001

Audit-Related Fees              $380,850                         $258,420
Tax Fees                          18,350                            2,000
All Other Fees                    22,104                           43,400
                                --------                         --------
Total Fees                      $421,304                         $303,820
                                ========                         ========

     The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection of Deloitte & Touche LLP.

            (3) APPROVAL OF THE EXISTING INVESTMENT SERVICES CONTRACT

     The Contract entitles the Trust to certain investment services. Under the Contract, the Trust paid an advisory fee of $2,658,551 to Babson for the fiscal year ended December 31, 2002.

     At a meeting of the Board of Trustees of the Trust held on January 17, 2003, the Board of Trustees (including a majority of the independent Trustees), approved, and voted to recommend that the shareholders approve the continuance of the existing Contract with Babson. Among other things, the Board considered the nature of the services provided to the Trust by Babson, including the nature of the private placement market compared to public markets. Babson is required to provide the Trust with a continuing investment program consistent with its objectives, which includes investments in a wide variety of private placement securities with equity features, short-term investments and publicly-traded securities. The Trustees concluded that Babson has a sizeable, experienced and competent staff of investment professionals (including analysts, traders, and other support personnel) to support investment activities for a wide variety of investments.

     The Trustees also considered the expenses of the Trust assumed by Babson under the Contract; the actual fees paid to Babson by the Trust for the services provided and expenses assumed; a comparison of the

Trust's fee schedule to fees charged by other investment advisers whose investment activities include private placement securities (including possible economy of scale and incentive fee features); and possible benefits to Babson as a result of the Contract (including intangibles such as increased visibility in the financial community).

     In connection with the investment and administrative services provided to the Trust by Babson, the Trustees concluded that the administration of private placement securities (and particularly private mezzanine securities) is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities. Valuation of private placement securities, for example, is more time consuming and requires significantly more expertise than valuation of publicly-traded securities. In making comparisons with other funds, therefore, the Trustees considered the percentage of the Trust's portfolio comprised of private placement securities.

     The Trustees also considered Babson's abilities to find and negotiate private placement securities having equity features; the Trust's investment performance over various periods of time; comparisons of the Trust's investment performance to other funds investing in restricted securities and equities and to stock and bond indices; the quality of service provided by Babson (including the size, experience and professionalism of Babson's investment, compliance and accounting staffs); the profitability of the Contract to Babson; the Trust's expenses and its expense ratio compared to other similar funds; and Babson's soft dollar practices, and possible alternatives to the engagement of Babson.

     The Trustees concluded, among other things, that the investment performance of the Trust's portfolio for the one and three year periods ended September 30, 2002 was satisfactory and that its expense ratio (excluding interest expenses) for the fiscal year ended December 31, 2002 was competitive. Based on their consideration of these and other factors, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940), of the Trust or of Babson, approved, and recommended that shareholders approve, the continuation of the Contract with Babson as now in effect. Prior to the Annual Meeting of Shareholders on April 11, 2003, the Trustees will meet again to review their approval and recommendation. Subject to such further review by the Board of Trustees, the Contract will be submitted to the Trust's shareholders for their approval or disapproval at the forthcoming Annual Meeting.

SUMMARY OF THE CONTRACT

     Under the Contract, Babson has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. The Insurance Company has retained its obligation under the Contract to request each issuer of securities that the Insurance Company is prepared to purchase at direct placement, and that would be consistent with the investment policies of the Trust, to also offer such securities to the Trust. The Insurance Company agreed to use its best efforts to insure that such request is acceded to.

     Babson, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides administration of the day-to-day investment operations of the Trust and provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     Either Babson or the Insurance Company pays the compensation and expenses of all officers and executive employees of the Trust, and of all Trustees of the Trust who are officers or employees of Babson or the Insurance Company, as well as the expenses of office rent, telephone, utilities, office furniture, equipment and other office expenses of the Trust.

     The Trust pays the fees and expenses of Trustees who are not officers or employees of Babson or the

Insurance Company, and of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through Babson. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of auditors, transfer agents, dividend disbursing agents, registrars and custodians and depositories of its assets; taxes or governmental fees; the cost of preparing and mailing dividends, reports, notices and proxy material to shareholders; brokers' commissions or underwriting fees; and insurance for its Trustees.

     Expenses incurred jointly by the Trust, Babson, the Insurance Company, MassMutual Participation Investors (another closed-end investment company advised by Babson), and other investment funds advised by Babson, or any of them which are directly associated with the joint purchase or sale of securities by any such parties are shared by such parties in proportion to the relative amounts of such securities each is purchasing or selling.

     Under the Contract, the Trust pays Babson a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the net asset value of the Trust (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of the net asset value of the Trust (approximately equivalent to .25% on an annual basis).

     The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrials Stock Price Index (the "S&P Industrials") and the Lehman Brothers Intermediate Credit Bond Index (the "Intermediate Bond Index," formerly named "Lehman Brothers Intermediate Corporate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of 1/16 of 1% of the net asset value of the Trust (approximately equivalent to ..25% on an annual basis). The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date.

     At a meeting on January 17, 2003, the Board of Trustees of the Trust valued the Trust's portfolio securities as of the close of business on December 31, 2002, and arrived at a net asset value of $171,028,431.

     The Contract provides that Babson will reimburse the Trust for any amount, not exceeding the advisory fee payable by the Trust to Babson, for any year, by which the aggregate annual expenses (including the management fee, but excluding interest, taxes, brokerage expenses and extraordinary expenses) incurred by the Trust in such year exceed any expense limitation imposed by any state securities law or regulations thereunder applicable to the Trust. This requirement for reimbursement of expenses may be amended or rescinded with the approval of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Babson in response to changes in the requirements of state law, provided that no amendment or rescission shall be given retroactive effect unless required by the change in state law.

     Under the Contract, the Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only for so long as the Contract or any extension, renewal or amendment thereof remains in effect. When it is no longer in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Insurance Company. The assignment of the Contract to Babson did not affect the Trust's right to use the name "MassMutual."

     The Contract also provides that Babson shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Babson in the performance of its duties or from reckless disregard by Babson of its obligations and duties under the Contract.

     The Contract is terminable on 60 days' written notice by the Trust's Board of Trustees, by a "majority vote" of the Trust's shares or by Babson. It will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

     Until terminated, the Contract will remain in force from year to year to the extent approved at least annually (a) by vote of a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, cast in person at a meeting called for the purpose of voting on such approval, and (b) specifically either by the Trust's Board of Trustees or by a "majority vote" of the Trust's shares.

     Shareholder approval of the continuance of the Contract is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Contract will not automatically terminate, but the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of the continuance of the Contract will require the affirmative "majority vote" of the shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in direct placement securities are on a negotiated basis. Brokers and dealers who execute any portfolio transaction for the Trust will be selected primarily on the basis of obtaining the best price and execution of each transaction. In seeking the best price and execution for securities traded only in the over-the-counter market, the Trust will normally deal directly with the principal market-makers unless a more favorable price may be obtained through other brokers or dealers.

     When it can be done consistent with the policy of obtaining best price and execution, Babson may place orders with brokers and dealers who supply market quotations to the Trust or its agents for portfolio valuation purposes, or who supply research, market and statistical information to the Trust or Babson. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and Babson, it is the opinion of Babson that such information is only supplementary to Babson's own research effort, since the information must still be analyzed, weighed and reviewed by Babson's staff. Such information may be useful to Babson in providing services to clients other than the Trust, and not all such information is used by Babson in connection with the Trust. Conversely, such information provided to Babson by brokers and dealers through whom other clients of Babson effect securities transactions may be useful to Babson in providing services to the Trust.

     During the fiscal year ended December 31, 2002, the Trust paid an aggregate sum of $13,649 in brokerage commissions. Portfolio turnover for the fiscal year ended December 31, 2002, was 34.02%.

                         CERTAIN ADMINISTRATIVE SERVICES

     The Insurance Company provides certain administrative services to the Trust including, but not limited to, meeting facilities, legal and other services provided to the Trust's Investment Adviser. The Insurance Company's principal business address is 1295 State Street, Springfield, MA, 01111.

                               INVESTMENT ADVISER

     The names and addresses of the principal executive officer and each director of Babson and his or her principal occupation are set forth below:



                                 STUART H. REESE
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111


          Director, Chairman and CEO of David L. Babson & Company Inc.


            Executive Vice President and Chief Investment Officer of
                   Massachusetts Mutual Life Insurance Company



                                 ROBERT E. JOYAL
                          1500 MAIN STREET, SUITE 2800
                        SPRINGFIELD, MASSACHUSETTS 01115

               Director, President and Chief Operating Officer of
                         David L. Babson & Company Inc.



                                 ROBERT LIGUORI
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111


                   Director of David L. Babson & Company Inc.


               Senior Vice President and Deputy General Counsel of
                   Massachusetts Mutual Life Insurance Company



                               KEVIN M. MCCLINTOCK
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

        Director and Managing Director of David L. Babson & Company Inc.

                               FRANK L. TARANTINO
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

     Director, Chief Financial Officer, Chief Administrative Officer and Managing Director of David L. Babson & Company Inc.


     Executive Officers of the Trust who are officers or employees of Babson (other than Trustees of the Trust) are listed below with their principal occupation or employment during the past five years. The term of each such Executive Officer is until the next meeting of the Board of Trustees following the 2003 Annual Meeting of Shareholders and until his successor shall have been chosen and qualified.


                                 ROBERT E. JOYAL

     President (since 2001), Director and Chief Operating Officer (since 2000) and Managing Director (2000-2001), Babson, Executive Director (1997-1999) Vice President and Managing Director (1987-1997) of the Insurance Company; Director (since 1996), Antares Capital Corporation; Director (since 1999), MassMutual Corporate Value Partners Limited; Advisory Board Member (since 1996), MassMutual High Yield Partners II, LLC; President (since 1999) MassMutual Corporate Investors (closed-end investment company advised by Babson); President (since
1999) MassMutual Participation Investors (closed-end investment company advised by Babson). Age 58.


                               CLIFFORD M. NOREEN

     Vice President (since 1993) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1996-1999); Vice President (1995-1996) of the Insurance Company; Vice President (since 1993), MassMutual Participation Investors. Age: 45.


                                ROGER W. CRANDALL

     Vice President (since 2002) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1993-2000) of the Insurance Company; Vice President (since 2002) of MassMutual Participation Investors. Age: 38

                                 STEPHEN L. KUHN

     Vice President (since 1989) and Secretary (since 1980) of the Trust; General Counsel and Clerk (since 2000) of Babson; Senior Vice President and Deputy General Counsel (since 1999), Vice President and Deputy General Counsel (1998-1999), Vice President and Associate General Counsel (1992-1998) of the Insurance Company; Vice President and Secretary (since 1988) of MassMutual Participation Investors. Age: 56.


                             CHARLES C. MCCOBB, JR.

     Chief Financial Officer (since 1998) and Vice President (since 1997) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1997-1999) of the Insurance Company; Managing Director and Vice President (1994-1997) of Citicorp, Inc. (banking); Chief Financial Officer (since 1998) and Vice-President (since 1997) of MassMutual Participation Investors. Age: 59.


                                MARK B. ACKERMAN

     Treasurer (since 1998), Comptroller (1997-1998) and Associate Treasurer (1995-1998) of the Trust; Managing Director (since 2000) of Babson; Investment Director (1994-1999) of the Insurance Company; Treasurer (since 1998), Comptroller (1997-1998) and Associate Treasurer (1995-1998), MassMutual Participation Investors. Age: 37.

     Other officers of the Trust who are officers or employees of Babson are:
Mark A. Ahmed, Shaun Corish, John T. Davitt, Jr., Andrew C. Dickey, Christopher
P. Dowd, Walter T. Dwyer, Robert M. Feingold, Jill A. Fields, Laura L. Grant, Dean R. Graves, Michael P. Hermsen, Patrick J. Joyce, Mary Wilson Kibbe, Michael
L. Klofas, Kathleen L. Kraez, Lisa M. Kusek, Audrey Meyer Lampert, Mary S. Law, Thomas

S. Li, Kathleen Lynch, Mary Ann Z. McCarthy, Richard C. Morrison, Emeka Onukwugha, Elisabeth A. Perenick, James M. Roy, Thomas Shea, Robert M. Shettle, Richard E. Spencer II, J. Stevens Staggs, Brian S. Toth and John B. Wheeler.

     DLB Acquisition Corporation is the direct owner of 100% of the voting shares of Babson. MassMutual Holding Company owns approximately 98% of the voting shares of DLB Acquisition Corporation. The Insurance Company owns all of the voting shares of MassMutual Holding Company. All of these corporations are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson also has an office at 1500 Main Street in Springfield, Massachusetts, 01115, but its principal office is located at One Memorial Drive, Cambridge, Massachusetts 02142.

     Babson also advises MassMutual Participation Investors ("Participation Investors"), a closed-end, diversified management investment company, having a similar investment objective as the Trust and having net assets of $83,586,663 as of December 31, 2002. Babson's Investment Advisory and Administrative Services Contract with Participation Investors provides that Babson is to be paid a quarterly fee equal to 0.225% of the value of the net assets of Participation Investors as of the close of business on the last business day of each fiscal quarter (approximately equivalent to .90% on an annual basis).

                                NET ASSETS                   ADVISORY FEE
                                  AS OF                        (ON AN
NAME OF FUND                     12/31/02                    ANNUAL BASIS)
------------                     --------                    -------------
MassMutual
Participation                     $83.6                   .90% of net assets
Investors                         Million


     In addition to acting as investment adviser and administrator to the Trust and Participation Investors, Babson is investment sub-adviser to certain series of MML Series Investment Fund and MassMutual Institutional Funds, which are open-end management investment companies primarily investing in publicly traded securities. Babson also acts as investment adviser to The DLB Fund Group, another multi-series, open-end management investment company primarily investing in publicly traded securities.

                               (4) OTHER BUSINESS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year two Babson employees who had reporting responsibilities with respect to transactions in securities failed to timely file a Form 3 and Form 4 respectively. Mr. Davitt inadvertently failed to timely file a Form 3 upon becoming Comptroller of the Trust. Ms. Fortier inadvertently failed to timely file a Form 4 upon leaving her position as Comptroller of the Trust.


                            PROPOSALS BY SHAREHOLDERS

     Any shareholder intending to present a proposal at the Annual Meeting to be held in 2004 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 3, 2003, to be considered for inclusion in the Trust's proxy material for its 2004 Annual Meeting.


                             ADDITIONAL INFORMATION

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $18,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's shareholders.

     If any shareholders desire additional information about the matters proposed for action, the management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

     THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WILL BE MAILED ON OR ABOUT FEBRUARY 28, 2003, TO ALL SHAREHOLDERS OF RECORD. THE FINANCIAL STATEMENTS INCLUDED IN SUCH ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.

                  By order of the
                  Board of Trustees,

                  /s/ Stephen L. Kuhn

                  Stephen L. Kuhn
                  VICE PRESIDENT AND SECRETARY



1500 Main Street, Suite 1100
Springfield, Massachusetts 01115
February 28, 2003

                                   APPENDIX A



                         MASSMUTUAL CORPORATE INVESTORS

                             AUDIT COMMITTEE CHARTER

                             ADOPTED APRIL 28, 2000
                              REVISED JULY 19, 2002





1. The Audit Committee shall be composed entirely of Trustees that are free of any relationship that would, in the opinion of the Board, interfere with the exercise of their independent judgment ("independent Trustees"). The Audit Committee shall be composed of at least three Trustees. Each member of the Audit Committee:

     (a) will be financially literate, as such qualification is interpreted by the Trust's Board of Trustees, or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

     (b) at least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board of Trustees in its business judgment.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Trust's accounting and financial reporting policies and practices;

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof;

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees, and

     (d) to provide immediate access for the independent accountants to report any special matters they believe should be brought to the attention of the Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for the annual audit and any special audits; (ii) to discuss any matters of concern brought to their attention relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to review reports concerning any changes in accounting principles or practices proposed by management or the independent auditors;

     (d) to receive an update regarding the results, or current status of any regulatory examinations;

     (e) to review the fees charged by the independent auditors for audit and non-audit services brought to the Committee's attention by management or the auditors;

     (f) to review any unusual or significant commitments or contingent liabilities that have arisen:

     (g) to investigate improprieties or suspected improprieties, if any, in the Trust's operations; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet annually with the Chief Financial Officer of the Trust to review any items of concern to the Committee or management including management's comments on the performance of the independent auditors.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees.

                                                                    L4287p   203

--------------------------------------------------------------------------------
                         MASSMUTUAL CORPORATE INVESTORS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Stephen L. Kuhn and Charles C. McCobb, Jr., and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 11, 2003, at 2:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

     THIS PROXY WILL BE VOTED ON ITEMS (1), (2) AND (3) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS
(1), (2) AND (3).

     THIS PROXY WILL BE VOTED ON ITEM (4) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFOREMENTIONED PROXY OR PROXIES TO VOTE ON ANY MATTER RAISED PURSUANT TO ITEM (4).

Address Changes: _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
               (If you noted any address changes/comments above,
                  please mark corresponding box on other side.)

                           PLEASE SIGN ON REVERSE SIDE

                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

MASSMUTUAL CORPORATE INVESTORS               MASSMUTUAL CORPORATE INVESTORS
C/O DAVID L. BABSON & COMPANY INC.          THIS PROXY IS SOLICITED ON BEHALF
1500 MAIN STREET                                OF THE BOARD OF TRUSTEES
SPRINGFIELD, MA 01115                      The undersigned hereby appoints
                                           Stephen L. Kuhn and Charles C.
                                           McCobb, Jr., and each of them,
                                           attorneys and proxies of the
                                           undersigned, with power of
                                           substitution to vote all shares of
                                           MassMutual Corporate Investors (the
                                           "Trust") which the undersigned is
                                           entitled to vote at the Annual
                                           Meeting of shareholders of the Trust
                                           to be held in the Oak Room of
                                           Massachusetts Mutual Life Insurance
                                           Company, 1295 State Street,
                                           Springfield, Massachusetts 01111, on
                                           Friday, April 11, 2003, at 2:00 p.m.
                                           Eastern time, and at any adjournments
                                           thereof (the "Annual Meeting").

                                           THIS PROXY WILL BE VOTED ON ITEMS
                                           (1), (2) AND (3) IN ACCORDANCE WITH
                                           THE INSTRUCTIONS GIVEN ON THIS CARD,
                                           AND IN THE ABSENCE OF INSTRUCTIONS
                                           THE UNDERSIGNED HEREBY AUTHORIZES THE
                                           AFORESAID PROXY OR PROXIES TO VOTE
                                           FOR ITEMS (1), (2) AND (3).
To vote by Mail
                                           THIS PROXY WILL BE VOTED ON ITEM (4)
1) Read the Proxy Statement.               IN THE SOLE AND ABSOLUTE DISCRETION
2) Check the appropriate boxes on          OF THE PROXY AND IN THE ABSENCE OF
   the proxy card below.                   INSTRUCTIONS THE UNDERSIGNED HEREBY
3) Sign and date the proxy card.           AUTHORIZES THE AFOREMENTIONED PROXY
4) Return the proxy card in the            OR PROXIES TO VOTE ON ANY MATTER
   envelope provided.                      RAISED PURSUANT TO ITEM (4).




TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MASSMUTUAL CORPORATE INVESTORS

1.   Election of Trustees                    FOR    WITHHELD    FOR ALL
                                             ALL      ALL       EXCEPT
Nominee: Robert E. Joyal for the term set    [_]      [_]         [_]
forth in the proxy statement.
                                             To withhold authority to vote, mark
Nominees for re-election: Stuart H. Reese    "For All Except" and write the
and Martin T. Hart for the terms set forth   nominee's number on the line below.
in the proxy statement.                      ___________________________________

                                                  FOR    AGAINST    ABSTAIN
2.   Ratification of the selection of             [_]      [_]        [_]
     Deloitte & Touche L.L.P. as auditors
     for the fiscal year ending December
     31, 2003.

3.   Approval of continuance of the Trust's       [_]      [_]        [_]
     Investment Services Services Contract
     with David L. Babson & Company Inc.
     dated July 1, 1988.

4.   In their discretion, the proxies are
     authorized to vote on any other business that may properly come before the Annual
     Meeting. The proxies are hereby authorized to vote on any other business in their sole and absolute discretion.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Please mail the completed and signed proxy to SFSI, P.O. Box 173673, Denver, CO 80217-36

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.  [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.    [ ]


Signature:                                      Date:

Signature:(Joint Owner)                         Date: